EXHIBIT 23.4

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of HS Resources, Inc. ("HSR") and the incorporation by reference into the foregoing of all references to our firm included in the Annual Report on Form 10-K of HSR for the year ended December 31, 1997.

                                    Netherland, Sewell & Associates, Inc.


                                    By: /s/ Clarence M. Netherland
                                       ----------------------------------------
                                       Clarence M. Netherland
                                       Chairman

Dallas, Texas
October 29, 1998


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